US.362378911.01 AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT The Employment Agreement made and entered into effective June 5, 2023 (the “Agreement”) by and between Perrigo Company, a Michigan corporation (the “Company”), and Patrick Lockwood-Taylor (“Executive”), as amended, is hereby amended by this Amendment No. 2, effective as of February 21, 2024 (this “Amendment”). WHEREAS, the Company and Executive wish to amend the bonus opportunity provisions of the Agreement for 2024; NOW THEREFORE, in consideration of the foregoing, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: 1. Notwithstanding Section 3(b) of the Agreement, for fiscal year 2024, Executive’s target bonus under the AIP shall be 40% of Executive’s Annual Base Salary. In consideration thereof, as promptly as reasonably practicable after the Compensation Committee’s determination of the achievement of 2024 Bonus Performance Metrics, Executive shall be granted an RSU equal to (a) two times the actual Annual Bonus awarded for 2024 performance, multiplied by (b) 1.1 (the “2025 RSU”). The 2025 RSU will vest in two equal installments on the first and second anniversaries of the grant date, provided Executive continues in the service of the Company from the grant date through the applicable RSU vesting date, but subject to earlier vesting in the event of Executive’s termination by reason of Executive’s death, Disability, resignation for Good Reason, or termination without Cause. 2. This Amendment may be executed in counterparts and each counterpart will be deemed an original. 3. Except as expressly provided herein, the rest of the Agreement shall remain unaltered and in full force and effect. Unless the context otherwise requires, all references to the Agreement shall mean and refer to the Agreement as amended hereby. [Signature Page Follows] DocuSign Envelope ID: F1488113-59D8-4518-8118-2676635433A9

[Amendment No. 2 to Employment Agreement] IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company, pursuant to the authorization from its board of directors, has caused these presents to be executed in its name on its behalf, all as of the date first above written. Patrick Lockwood-Taylor PERRIGO COMPANY By: Kyle L. Hanson DocuSign Envelope ID: F1488113-59D8-4518-8118-2676635433A9